EXHIBIT 7.01

                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) under the Securities Exchange Act, as amended, the undersigned hereby agree to the joint filing on behalf of each of them on a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Arch Communications Group, Inc. and that this Agreement be included as an Exhibit to such joint filing.

        This Joint Filing Agreement may be executed in one or more counterparts, and each such counterpart shall be an original but all of which, taken together, shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 8th day of July, 1998.

                         SANDLER CAPITAL PARTNERS IV, L.P.

                              By:  Sandler Investment Partners,L.P.,
                                   General Partner

                                   By:  Sandler Capital Management, General
                                        Partner

                                        By:  MJDM Corp., a General Partner


                                        By:  /s/ Edward G. Grinacoff
                                             -----------------------
                                             Edward G. Grinacoff
                                             President


                         SANDLER CAPITAL PARTNERS IV FTE, L.P.

                              By:  Sandler Investment Partners, L.P.,
                                   General Partner

                                   By:  Sandler Capital Management,
                                        General Partner

                                        By:  MJDM Corp., a General Partner


                                        By:  /s/ Edward G. Grinacoff
                                             -----------------------
                                             Edward G. Grinacoff
                                             President

                              By:  /s/ Harvey Sandler
                                   -----------------------
                                   HARVEY SANDLER


                              By:  /s/ John Kornreich
                                   -----------------------
                                   JOHN KORNREICH


                              By:  /s/ Michael J. Marocco
                                   -----------------------
                                   MICHAEL J. MAROCCO


                              By:  /s/ Andrew Sandler
                                   -----------------------
                                   ANDREW SANDLER


                              SANDLER CAPITAL MANAGEMENT

                              By:  MJDM Corp., a General Partner


                              By:  /s/ Edward G. Grinacoff
                                   -----------------------
                                   Edward G. Grinacoff
                                   President


                              21ST CENTURY COMMUNICATIONS PARTNERS, L.P.

                              By:  Sandler Investment Partners, L.P.,
                                   General Partner

                                   By:  Sandler Capital Management,
                                        General Partner

                                        By:  MJDM Corp., a General Partner


                                        By:  /s/ Edward G. Grinacoff
                                             -----------------------
                                             Edward G. Grinacoff
                                             President

                              21ST CENTURY COMMUNICATIONS T-E PARTNERS, L.P.

                              By:  Sandler Investment Partners, L.P.,
                                   General Partner

                                   By:  Sandler Capital Management,
                                        General Partner

                                        By:  MJDM Corp., a General Partner


                                        By:  /s/ Edward G. Grinacoff
                                             -----------------------
                                             Edward G. Grinacoff
                                             President


                              21ST CENTURY COMMUNICATIONS FOREIGN PARTNERS, L.P.

                              By:  Sandler Investment Partners, L.P.,
                                   General Partner

                                   By:  Sandler Capital Management,
                                        General Partner

                                        By:  MJDM Corp., a General Partner


                                        By:  /s/ Edward G. Grinacoff
                                             -----------------------
                                             Edward G. Grinacoff
                                             President

                              SANDLER ASSOCIATES

                              By:  Harvey Sandler, General Partner


                                   /s/ Harvey Sandler
                                   ------------------------
                                   Harvey Sandler

                              By:  John Kornreich, General Partner


                                   /s/ John Kornreich
                                   ------------------------
                                   John Kornreich

                              By:  Michael J. Marocco, General Partner


                                   /s/ Michael J. Marocco
                                   ------------------------
                                   Michael J. Marocco

                              By:  Andrew Sandler, General Partner


                                   /s/ Andrew Sandler
                                   ------------------------
                                   Andrew Sandler


                              J.K. MEDIA, L.P.

                              By:  John Kornreich, General Partner


                                   /s/ John Kornreich
                                   ------------------------
                                   John Kornreich


  ATTENTION:  INTENTIONAL  MISSTATEMENTS  OR OMISSIONS OF FACT
  CONSTITUTE  FEDERAL CRIMINAL VIOLATIONS (SEE 18 U.S.C. 1001).